UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2015, Landec Corporation (the “Registrant”) issued a press release announcing its consolidated financial results for the fourth quarter of fiscal year 2015 and for the full fiscal year. The press release is furnished herewith as Exhibit 99.1.

The information in this Current Report including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current Report including Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On July 22, 2015, Dean Hollis advised the Registrant that he would not be standing for reelection at the Registrant’s 2015 annual meeting of stockholders.

(c)(i)     On July 23, 2015, the Board of Directors of the Registrant elected Molly A. Hemmeter as President and Chief Executive Officer of the Registrant effective October 15, 2015, the date of the Registrant’s 2015 annual meeting of stockholders. Upon the effectiveness of Ms. Hemmeter’s election as Chief Executive Officer, Gary T. Steele will retire as President, Chairman and Chief Executive Officer but will remain on the Board of Directors, and Steven Goldby, the Registrant’s lead independent director, will become Chairman of the Board of Directors, each serving in a non-executive capacity.

Ms. Hemmeter, 47, has served as Chief Operating Officer of the Registrant since January 2014 and previously served as Chief Commercial Officer of the Registrant from December 2010 to January 2014 and Vice President, Business Development and Global Marketing of the Registrant from June 2009 to December 2010. From July 2006 until joining the Registrant in 2009, Ms. Hemmeter was Vice President of Global Marketing and New Business Development for the Performance Materials division of Ashland, Inc., a global specialty chemicals company. Prior to joining Ashland, Inc., Ms. Hemmeter was Vice President of Strategy and Marketing for Siterra Corporation in San Francisco, a privately held company delivering on-demand software for managing real estate asset portfolios.

Upon the effectiveness of Ms. Hemmeter’s election as Chief Executive Officer, her annual base salary will be increased to $475,000 and her target bonus for fiscal year 2016 will be increased to 100% of base salary.

(ii)         On July 23, 2015, the Board of Directors of the Registrant elected Ronald L. Midyett as Chief Operating Officer of the Registrant effective October 15, 2015. Mr. Midyett, 49, has served as President and Chief Executive Officer of Apio, Inc., the Registrant’s food subsidiary (“Apio”), since January 2008 and previously served as Chief Operating Officer of Apio from May 2005 to January 2008. Prior to joining Apio in 2005, Mr. Midyett was Senior Vice President of Operations for Dole Fresh Vegetables.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Registrant’s Press Release dated July 28, 2015 regarding financial results.

99.2	Registrant’s Press Release dated July 28, 2015 regarding management changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015

LANDEC CORPORATION

By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s Press Release dated July 28, 2015 regarding financial results.

99.2	Registrant’s Press Release dated July 28, 2015 regarding management changes.